UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2005.

ANDRESMIN GOLD CORPORATION (Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation	000-33057 (Commission File Number)	84-1365550 (IRS Employer Identification No.)

Calle Jose Gonzales, 671-675 Miraflores, Lima 18, Peru (Address of principal executive offices)	Lima 18 (Zip Code)

Registrant's telephone number, including area code 51-1-242-5502

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CRF 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

At a meeting of the Board of Directors held on May 3, 2005, Mr. Ian Brodie resigned as President of Andrsmin Gold Corporation (the “Company”) without having any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  In addition, Mr. Dean de Largie was appointed as the new President of the Company.

Mr. de Largie, of Lima Peru, has 15 years experience in exploration project development and management covering greenfields to advanced exploration, geotechnical drilling, mine-site exploration, exploration geophysics, logistics and site rehabilitation.  He has a Bachelor of Applied Science from the Curtin University of Technology School of Geology and Geophysics and has completed the Master of Science course in Ore Deposit Geology and Evaluation from the University of Western Australia.

Mr. de Largie has worked on exploration and mining projects in Australia, the United States, Peru, Bolivia, Columbia, South Africa and Botswana.  He is fluent in English and Spanish.  He is an experienced project manager and geologist in culturally diverse, socially and environmentally sensitive areas and is an astute negotiator in areas of sensitive community relations particularly in areas of strong farming lobbies.  He has worked for Ashton Mining and Aurora Gold, Billiton Exploration, North Limited, Western Mining Corporation, Panoro Resources, Metex Resources, Minera Aurifera Veronica S.A., Agarss Pty Ltd., and Savage Exploration.

Mr. de Largie is not a director or officer of any other reporting issuer.

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 3, 2005.
Exhibit 99.2	Press Release dated May 17, 2005.
Exhibit 99.3	Press Release dated May 20, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 7, 2005

                                                                                                           ANDRESMIN GOLD CORPORATION

                                                                                                           By:       /s/ Dean de Largie
                                                                                                           Name:  Dean de Largie
                                                                                                           Title:     President and Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 99.1	Press Release dated May 3, 2005.	6
Exhibit 99.2	Press Release dated May 17, 2005.	7
Exhibit 99.3	Press Release dated May 20, 2005.	9